GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John L. Bernbach, a member of the Board of Directors of Great- West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-237640
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ John L. Bernbach
John L. Bernbach
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Robin A. Bienfait, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-237640
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ Robin A. Bienfait
Robin A. Bienfait
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Andra S. Bolotin, Executive Vice President & Chief Financial Officer of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-237640
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ Andra S. Bolotin
Andra S. Bolotin
Executive Vice President & Chief Financial Officer
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jeff Carney, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-237640
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ Jeff Carney
Jeff Carney
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Marcel R. Coutu, a member of the Board of Directors of Great- West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-237640
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ Marcel R. Coutu
Marcel R. Coutu
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, André R. Desmarais, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-237640
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ André R. Desmarais
André R. Desmarais
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Paul G. Desmarais, Jr., a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-237640
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ Paul G. Desmarais, Jr.
Paul G. Desmarais, Jr.
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Gary A. Doer, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-237640
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ Gary A. Doer
Gary A. Doer
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Gregory J. Fleming, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-237640
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

c

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ Gregory J. Fleming
Gregory J. Fleming
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Claude Généreux, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-237640
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ Claude Généreux
Claude Généreux
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Alain Louvel, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-237640
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ Alain Louvel
Alain Louvel
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Paula B. Madoff, a member of the Board of Directors of Great- West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-237640
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ Paula B. Madoff
Paula B. Madoff
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Paul A. Mahon, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-237640
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ Paul A. Mahon
Paul A. Mahon
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Edmund F. Murphy III, President and Chief Executive Officer of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-237640
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ Edmund F. Murphy III
Edmund F. Murphy III
President and Chief Executive Officer
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R. Jeffrey Orr, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-237640
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ R. Jeffrey Orr
R. Jeffrey Orr
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Robert L. Reynolds, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-237640
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ Robert L. Reynolds
Robert L. Reynolds
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, T. Timothy Ryan, Jr., a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-237640
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ T. Timothy Ryan, Jr.
T. Timothy Ryan, Jr.
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jerome J. Selitto, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-237640
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ Jerome J. Selitto
Jerome J. Selitto
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Brian E. Walsh, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23050)	333-203628
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-237640
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-230622
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ Brian E. Walsh
Brian E. Walsh
Member, Board of Directors
Great-West Life & Annuity Insurance Company